UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report:  July 13, 2010  (Date of earliest event reported)

ALLIED NEVADA GOLD CORP.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-33119	20-5597115
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification)

9790 Gateway Drive, Suite 200, Reno, Nevada  89521
(Address of principal executive offices)

(775) 358-4455
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

☐     Written Communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 7.01	Regulation FD Disclosure

On July 13, 2010, at its 2010 Annual Meeting of Stockholders, Allied Nevada Gold Corp. will present the materials attached to this report as Exhibit 99.1, which are incorporated herein by reference.

In accordance with General Instruction B.2 of Form 8-K, the information in this report, including the presentation furnished as an exhibit attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01    Financial Statements and Exhibits

(d)   Exhibits

Exhibit Number	Description

99.1	Allied Nevada Gold Corp.'s 2010 Annual Meeting of Stockholders Presentation

SIGNATURES

Pursuant to requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: July 13, 2010	ALLIED NEVADA GOLD CORP.

	By:	/s/ Hal D. Kirby
Hal D. Kirby
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Allied Nevada Gold Corp.'s 2010 Annual Meeting of Stockholders Presentation